EXHIBIT (16)

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Jeffery M. Wilson, Robert H. Nelson and James L. Chosy, and each and any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in his or her capacity as director or officer, or both, to execute any and all amendments to First American Insurance Portfolios, Inc.'s Registration Statements on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and each and any of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or each and any of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 19, 2001


  /s/ Robert J. Dayton                 /s/ Andrew S. Duff
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Robert J. Dayton                       Andrew S. Duff


/s/ Roger A. Gibson                    /s/ Andrew M. Hunter III
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Roger A. Gibson                        Andrew M. Hunter III


/s/ Leonard W. Kedrowski               /s/ John M. Murphy, Jr.
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Leonard W. Kedrowski                   John M. Murphy, Jr.


/s/ Richard K. Riederer                /s/ Joseph D. Strauss
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Richard K. Riederer                    Joseph D. Strauss


/s/ Virginia L. Stringer               /s/ James M. Wade
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Virginia L. Stringer                   James M. Wade